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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in this Registration Statement of Virtgame.com Corp. on Form S-8 of our report dated January 27, 2000, appearing in the Annual Report on Form 10-KSB of Virtgame.com Corp. for the year ended December 31, 1999 and to the reference to us under the heading "experts" in this registration statement.

Dated: January 25, 2001                                /s/ Parnell Kerr Funster